Statement of Additional Information (SAI) Supplement – February 14, 2014*

Fund	SAI dated
Variable Portfolio – American Century Growth Fund	May 1, 2013

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund	May 1, 2013

Effective on or about March 21, 2014 (the Effective Date), the Funds will change their names as follows: Variable Portfolio – American Century Growth Fund will change its name to Variable Portfolio – Loomis Sayles Growth Fund and Variable Portfolio – PIMCO Mortgage-Backed Securities Fund will change its name to Variable Portfolio – TCW Core Plus Bond Fund. Accordingly, on the Effective Date, all references in the SAI to Variable Portfolio – American Century Growth Fund (American Century Growth) and Variable Portfolio – PIMCO Mortgage-Backed Securities Fund (PIMCO Mortgage-Backed Securities) are deleted and replaced with Variable Portfolio – Loomis Sayles Growth Fund (Loomis Sayles Growth) and Variable Portfolio – TCW Core Plus Bond Fund (TCW Core Plus Bond), respectively.

The information in Table 8. Investment Management Services Agreement Fee Schedule in the Service Providers – Investment Management Services section of the SAI for Variable Portfolio – TCW Core Plus Bond Fund has been hereby superseded and replaced with the following:

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate
American Century Diversified Bond	First $1.0	0.480%	American Century Diversified Bond – 0.450%
J.P. Morgan Core Bond	Next $1.0	0.450%	J.P. Morgan Core Bond – 0.450%
TCW Core Plus Bond(a)	Next $1.0	0.400%	TCW Core Plus Bond – 0.470%
Wells Fargo Short Duration Government	Over $3.0	0.375%	Wells Fargo Short Duration Government – 0.460%

(a)	Effective April 1, 2014 through April 30, 2015, the Investment Manager has contractually agreed to waive 0.05% of its management fee (from 0.48% to 0.43%) on the first $1 billion of assets of the Fund.

The information in Table 10. Subadvisers and Subadvisory Agreement Fee Schedules in the Subadvisory Agreements subsection of the Service Providers – Investment Management Services section of the SAI for the above mentioned funds has been hereby superseded and replaced with the following:

Fund	Subadviser	Parent Company	Fee Schedule
Loomis Sayles Growth	Loomis, Sayles & Company, L.P. (Loomis Sayles) (effective March 21, 2014)	P	0.27% on all asset levels
TCW Core Plus Bond	TCW Investment Management Company (TCW) (effective March 21, 2014)	N/A	0.18% on the first $500 million, reducing to 0.05% as asset levels increase

P –	Loomis Sayles is a subsidiary of Natixis US, which is part of Natixis Asset Management, an international asset management group based in Paris, France.

The information in Table 11. Subadvisory Fees in the Subadviser Agreements subsection of the Service Providers – Investment Management Services section of the SAI for the above mentioned funds has been hereby superseded and replaced with the following:

		Subadvisory Fees
Fund	Subadviser	2012	2011	2010
Loomis Sayles Growth	Loomis Sayles(a)	N/A	N/A	N/A
	Former subadviser: American Century (May 10, 2010 to March 20, 2014)	$5,149,07	$4,928,452	$2,788,378	(b)
TCW Core Plus Bond	TCW(a)	N/A	N/A	N/A
	Former subadviser: Pacific Investment Management Company LLC (May 10, 2010 to March 20, 2014)	$2,782,867	$2,378,550	$1,940,587	(b)

(a)	The subadviser began managing the Fund after its last fiscal year end and therefore no fees were paid.

(b)	For the fiscal period from May 7, 2010 (when the Fund became available) to December 31, 2010.

The information under the Portfolio Managers subsection of the Services Providers – Investment Management Services section of the SAI for the above mentioned funds has been hereby superseded and replaced with the following:

		Other Accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets	Performance Based Accounts(b)
Loomis Sayles Growth	Loomis Sayles:
	Aziz Hamzaogullari(c)	21 RICs 3 PIVs 37 other accounts	$6.97 billion $85.81 million $1.03 billion	None	(26)	(55)
TCW Core Plus Bond	TCW:
	Tad Rivelle(c)	23 RICs 36 PIVs 213 other accounts	$45.55 billion $4.95 billion $26.23 billion	2 RICs ($261.2 M); 29 PIVs ($3.8 B); 5 other accounts (1.91 B)	(30)	(61)
	Laird Landmann(c)	24 RICs 36 PIVs 213 other accounts	$41.99 billion $4.95 billion $26.34 billion	1 RIC ($253.7 M); 29 PIVs ($3.8 B); 5 other accounts (1.91 B)
	Stephen Kane(c)	25 RICs 40 PIVs 213 other accounts	$41.98 billion $5.74 billion $26.34 billion	2 RICs ($261.2 M); 30 PIVs ($4.2 B); 5 other accounts (1.91 B)
	Bryan Whalen(c)	16 RICs 34 PIVs 212 other accounts	$16.73 billion $4.92 billion $24.18 billion	29 PIVs ($3.8 B); 5 other accounts (1.91 B)

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

(b)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(c)	The portfolio manager began managing the fund after its fiscal year end; reporting information is provided as of December 31, 2013.

Shareholders should retain this supplement for future reference.

*Valid until next update.

S-6466-223 A (2/14)